NovaDel Pharma Inc.
Positioned for Growth
NVDL.OB

Forward Looking Statement
Except for historical information contained herein, this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein, including, but not limited to, the ability of third parties to commercialize the Company's products, the successful completion of its clinical trials, including pilot pharmacokinetic feasibility studies, the successful completion of its preclinical studies, the ability to develop products (independently and through collaborative arrangements), the Company's ability to obtain additional required financing to fund its research programs, the ability to commercialize and obtain FDA and other regulatory approvals for products under development, and the acceptance in the marketplace for oral spray products. The filing of an NDA with the FDA is an important step in the approval process in the United States. Acceptance for filing by the FDA does not mean that the NDA has been or will be approved, nor does it represent an evaluation of the adequacy of the data submitted. Further, the Company operates in industries where securities may be volatile and may be influenced by regulatory and other factors beyond the Company's control. In addition, our inability to maintain or enter into, and the risks resulting from our dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any of our products could materially impact the Company's actual results. Important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company’s most recent
Quarterly Report on Form 10-Q for the period ended March 31, 2011 filed with the Securities and Exchange
Commission. In assessing forward-looking statements contained herein, if any, the reader is urged to carefully read all cautionary statements contained in such filings.

NovaDel Technology
• Patented technology
• Rapid onset
• Improved safety profile
• Ease of use
NovaMist Advantages

NovaDel Opportunity
• Two products, Zolpimist™ and NitroMist®,
 launched in Q1, 2011
• Duromist™ IND open and development plan
 initiated.

NovaDel Team
Team Member	Previous Experience
Steven Ratoff Chairman, President & CEO	ProQuest Venture Partner; Axonyx; CIMA Labs; Brown-Forman; Bristol-Myers Squibb
David Bergstrom, PhD SVP & COO	Cardinal Health; Guilford Pharmaceuticals; Hoechst Marion Roussel; CIBA-Geigy
Craig Johnson SVP & CFO	Ardea Biosciences Board Member; TorreyPines Therapeutics; MitoKor; Price Waterhouse

Positioned for Growth
Zolpimist™ & Nitromist®

Zolpimist™
• FDA-approved zolpidem oral spray for the
 treatment of insomnia
• Zolpidem is the active ingredient in Ambien®
• Advantage of oral spray version is ease-of-use
• Insomnia market size $1.5 billion

Zolpimist® CIV
ORAL SPRAY
(zolpidem tartrate)
The Most Widely Prescribed
Agent for Treating Insomnia is now
available as a convenient Oral Spray
Zolpimist
CIV

NovaDel Pharma Inc.

 Zolpimist™

Zolpimist® CIV

ORAL SPRAY
(zolpidem tartrate)

Each single spray provides 5 mg of zolpidem tartrate

Unique Delivery System:
Zolpimist spray is applied directly to the back of the throat and is absorbed by the oral mucosa

Zolpimist has a rapid onset of activity and hence should only be administered immediately prior to going to bed

Percentage of Subjects Achieving a Zolpidem Plasma Concentration ≥20 ng/mL in the Early Postdosing Period in the Definitive Pharmacokinetic Studies

Time (min)	Study NVD-ZOLP-PHI-003 n = 48 (18-45 years)		Study NVD-ZOLP-PHI-004 n = 24 (≥65 years)
	ZolpiMist 5 mg	ZolpiMist 10 mg	ZolpiMist 5 mg
5	0 $p = 1.0000$	4.7 $p = 0.5000$	0 $p = 1.0000$
10	23.3 $p = 0.002$	44.2 $p < 0.0001$	66.7 $p = 0.0001$
15	62.8 $p = 0.0005$	79.1 $p < 0.0001$	79.2 $p = 0.0005$

Zolpimist has a Short Half-life: 2.7 hours (5 mg) to 3.0 hours (10 mg)

Administer Zolpimist without food to enhance onset of activity

Zolpimist®

ORAL SPRAY
(zolpidem tartrate)

Clear Protective Cap
Black Spray Opening
Pump
Child-resistant base
Child-resistant cap

- Each single spray provides 5 mg of zolpidem tartrate
- Each unit contains 60 sprays
- Flexibility of dosing, 5 or 10 mg

USING ZOLPIMIST

- Prime the pump.
- Re-priming is not required unless Zolpimist has not been used for 14 days.
- Administer immediately prior to going to bed.

NovaDel Pharma Inc.

 Zolpimist™

Nitromist®
• FDA-approved nitroglycerine oral spray for the
 treatment of angina
• Advantage of oral spray version is ease of use
 and durable potency
• Current market size $200 million
• Q2 royalties received of approximately
 $130,000

SITUATION:
CRITICAL
During an acute angina attack...
Every second counts
NEW
NITROMIST
Nitroglycerin Lingual Aerosol • 400 mcg/spray
INDICATIONS AND USAGE
NitroMist® is a nitrate vasodilator indicated for acute relief of an attack or acute prophylaxis of angina pectoris due to coronary artery disease.
IMPORTANT SAFETY INFORMATION (continued inside)
Severe hypotension, particularly with upright posture, may occur even with small doses of nitroglycerin. Hypotension induced by nitroglycerin may be accompanied by paradoxical bradycardia and increased angina pectoris. The benefits of NitroMist in patients with acute myocardial infarction or congestive heart failure have not been established. Nitrate therapy may aggravate the angina caused by hypertrophic cardiomyopathy.
Please see additional Important Safety Information continued on next page and full Prescribing Information inside.
NOT TO BE LEFT BEHIND

Every Second Counts
Nitroglycerin aerosol spray delivers
• Symptom relief in less than 60 seconds in 70% of patients vs 38% for tablets (P<.001)[1]
• Fewer, less severe headaches in patients treated with aerosol spray[2]
• Faster, greater, and longer vasodilation with aerosol spray compared to sublingual tablets[3]
• Everyday prophylaxis of exercise-induced angina[4]
NitroMist—Patients get the same dose every time*
• 400 mcg nitroglycerin per metered spray
• Metered-dose delivered via propellant-driven ultrafine mist
–Adequate pressure must be applied to activate metered valve
• 230 metered sprays per bottle
• 36-month shelf life
*Priming NitroMist: After receiving a new prescription or refill, patients should remove the plastic cap, place forefinger on actuator button, and press 10 times. NitroMist is now primed for 6 weeks and ready to use. If not used for more than 6 weeks, the NitroMist bottle can be adequately reprimed with 2 sprays.
NITROMIST
Actual Size
RELIEF IN LESS THAN 60 SECONDS
NEW
NITROMIST
Nitroglycerin Lingual Aerosol • 400 mcg/spray
Important Safety Information NitroMist should not be used in patients who are using phosphodiesterase type 5 inhibitors, such as those used for the treatment of erectile dysfunction, which have been shown to potentiate the hypotensive effects of organic nitrates. NitroMist should not be used in patients with severe anemia, in patients with increased intracranial pressure, and in patients with a history of hypersensitivity to this or other nitrates or nitrites. Skin reactions consistent with hypersensitivity have been observed with organic nitrates. NitroMist should be used with caution if patients have low systolic blood pressure, are undergoing diuretic therapy, or are undergoing tissue-type plasminogen activator therapy.
Co-administration of aspirin and nitroglycerin has been reported to increase nitroglycerin levels and intravenous nitroglycerin reduces the anticoagulant effect of heparin, so activated partial thromboplastin times should be monitored. Oral administration of nitroglycerin increases bioavailability of ergotamine, so concomitant use of ergotamine and related drugs should be avoided.
Excessive use may lead to the development of tolerance.
Severe hypotension, particularly with upright posture, may occur even with small doses of nitroglycerin. Hypotension induced by nitroglycerin may be accompanied by paradoxical bradycardia and increased angina pectoris. The benefits of NitroMist in patients with acute myocardial infarction or congestive heart failure have not been established. Nitrate therapy may aggravate the angina caused by hypertrophic cardiomyopathy.
Nitroglycerin produces dose-related headaches, which may be severe. Tolerance to headaches occurs. The most common adverse reactions are headache, flushing, hypotension and syncope.
Please see Important Safety and full Prescribing Information inside.
AKRIMAX
NOT TO BE LEFT BEHIND

NovaDel Pharma Inc.

 Nitromist®

Positioned for Growth
Duromist™

Duromist™
• Duromist™ is sildenafil oral spray for the
 treatment of erectile dysfunction (ED)
• Sildenafil is the active ingredient in Viagra®
• Technology and regulatory pathway is the
 same as for our two approved and licensed
 products

Erectile Dysfunction Market
• Multi-billion dollar market
• Viagra® dominates with half the market
• Viagra® patent expires 2012
• Active generic market anticipated with
 innovative products in development for ED

Viagra® and Duromist™
Viagra® Attributes
 • Improves important personal activity
 • Widespread consumer and cultural awareness
 • Extensive use
 • Well-defined, favorable safety and side effect profile
 • Wide dosing range enables dosing titration
Duromist™ Potential Advantages
 • Faster onset of action
 • Improved Safety/Side Effect Profile
 • No food effect
 • Convenience and ease of use

Positioned for Growth
Duromist™
Clinical Program

Duromist™ PK Trial Results
Pharmacokinetics Results
• 20 mg of Duromist ™ is bioequivalent to 25mg Viagra Tablet with respect to systemic exposure (AUC)
• Tmax for the 20 mg oral spray dose was equivalent to the 25 mg
 Viagra® tablet
• Increased AUC observed with the 20 and 30 mg oral spray doses compared to the Viagra® tablet is suggestive of transmucosal absorption
• Lower rate of metabolite formation with the oral spray
 compared to the Viagra® tablet is consistent with transmucosal absorption

Duromist™ PK Trial Results
Safety and Tolerability Results
• Excellent safety profile and well tolerated
• No evidence of oral irritation
• No serious adverse events reported after
 administration of up to 3 sprays of Duromist™

Duromist™ Development Plan
•  Completed modification of spray head to
 deliver 50mg equivalent in two sprays
•  Complete PK based clinical trials and file NDA
• 2012 - NDA approval

• Focus development on Duromist 50mg
 equivalent dose
• Continue development of improved product
• Seeking a US/European licensee
Duromist™ Strategy

Financial Snapshot
• Market cap ≈ $7 million
• Shares outstanding ≈ 135 million
• Cash balance estimated at ≥ $0.75 million at
 JUNE 30, 2011

• Zolpimist™ and Nitromist® launched in the
 market
• Significant product opportunity in Duromist™
• Duromist development milestones clear and
 near term
• Funding required to execute plan

Positioned for Growth

NovaDel Pharma Inc.
Positioned for Growth
NVDL.OB

Duromist™ PK Trial Protocol
Study Design
 • Randomized, single dose, four period, four treatment, open-label, crossover study under fasting conditions
Study Subjects
 • Twenty-four healthy male adult subjects
Dosing Regimen
 • 1 spray (10 mg sildenafil) after an overnight fast given as a single dose
 • 2 sprays (20 mg sildenafil) after an overnight fast given as a single dose
 • 3 sprays (30 mg sildenafil) after an overnight fast given as a single dose
 • 1 tablet of Viagra® (25 mg sildenafil) with 8 ounces water after an overnight fast given as a single dose
Pharmacokinetic Sampling
 • 0, 5, 10, 15, 20, 30, 45 minutes; 1, 1.5, 2, 3, 4, 6, 8, 10, 12, 16 and 24 hours post dose